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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                               ________________

                                Amendment No.1
                                   FORM 8-K/A

                               ________________



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): April 18, 2000.
                                                        --------------


                          ATLANTIC RICHFIELD COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                1-1196                                  23-0371610
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        (Commission File Number)                    (IRS Employer
                                                   Identification No.)



      333 South Hope Street, Los Angeles, California           90071
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         (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:  (213) 486-3511
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                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant

As previously reported in ARCO's 8-K dated April 25, 2000, on April 18, 2000, in connection with the combination of ARCO and BP Amoco, PricewaterhouseCoopers LLP
(PwC) resigned as ARCO's independent accountants. Ernest & Young was appointed ARCO's independent auditors on April 27, 2000, who currently act as independent accountants for BP Amoco, as ARCO's independent accountants. During ARCO's two most recent fiscal years and through the date of the resignation of PwC as ARCO's independent accountants, neither of PwC's reports on the financial statements for the fiscal years ended December 31, 1998 and December 31, 1999 contained an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, nor have there been any "disagreements" or "reportable events" within the meaning of Item 304(a) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

(a)  None
(b)  None
(c)  Exhibits



16 Letter of PricewaterhouseCoopers LLP (PwC) regarding its concurrence with registrant's statement concerning PwC in Item 4 of 8-K.
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC RICHFIELD COMPANY



                                       /s/ Charles L. Hall
                                       ________________________________
                                           Charles L. Hall
                                           Assistant Controller
Dated:  May 9, 2000